UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No .1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 1, 2024
_________________________________
Sonida Senior Living, Inc.
(Exact name of registrant as specified in its charter)
_________________________________
Delaware
(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)
(972) 770-5600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

EXPLANATORY NOTE

On October 7, 2024, Sonida Senior Living, Inc. (together with its subsidiaries, the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of an acquisition on October 1, 2024 by the Company of eight senior living communities (collectively, the “Palm Communities”) from various affiliates of Principal Senior Living Group. This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to provide the audited and unaudited combined carve-out financial statements of the Palm Communities, and the unaudited pro forma consolidated financial information of the Company. All other information in the Initial Form 8-K, and exhibits thereto, remains unchanged.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited combined carve-out financial statements of the Palm Communities as of and for the year ended December 31, 2023 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
The unaudited combined carve-out financial statements of the Palm Communities as of and for the nine months ended September 30, 2024 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The unaudited pro forma combined financial information of the Company as of and for the year ended December 31, 2023 and the nine months ended September 30, 2024 is attached hereto as Exhibit 99.3 and is incorporated by reference herein.
The unaudited pro forma combined financial information included in this Current Report on Form 8-K/A has been presented for informational and illustrative purposes only. It does not purport to represent the actual results of operations that the Company and the Palm Communities would have achieved had the businesses been combined during the periods presented in the unaudited pro forma combined financial information and is not intended to project the future results of operations that the combined businesses may achieve after the consummation of the acquisition.
(d) Exhibits.

23.1	Consent of BDO, USA P.C.
99.1	Audited Combined Carve-Out Financial Statements of the Palm Communities for the year ended December 31, 2023.
99.2	Unaudited Combined Carve-Out Financial Statements of the Palm Communities for the nine months ended September 30, 2024.
99.3	Unaudited Pro Forma Financial Information of Sonida Senior Living, Inc. for the year ended December 31, 2023 and the nine months ended September 30, 2024.
104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2024	Sonida Senior Living, Inc.

	By:	/s/ KEVIN J. DETZ
	Name:	Kevin J. Detz
	Title:	Executive Vice President and Chief Financial Officer